UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2025
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 22, 2025, Driven Brands Holdings Inc. (the “Company”), issued a press release announcing that its Board of Directors (the “Board”) had elected Timothy Johnson to serve as an independent director, effective January 1, 2026. Upon his election, Mr. Johnson will also serve as a member of the Board’s Audit Committee. Mr. Johnson is a financial, strategic, and operational leader with over three decades of experience with global retail brands and served as a public company Chief Financial Officer for more than a decade. The Board has determined that Mr. Johnson qualifies as an independent director and is an audit committee financial expert.
Mr. Johnson, 58, served as the Chief Financial Officer and Chief Administrative Officer for Victoria’s Secret & Co. from June 2021 through May 2025. In this role, he was responsible for financial reporting and controls, financial planning and analysis, risk management, internal audit, tax, investor relations, project management, and IT. Prior to Victoria’s Secret, Mr. Johnson spent 19 years at Big Lots, Inc. in roles of increasing responsibility culminating in his service as the Chief Financial Officer and Chief Administrative Officer from 2015 to 2019. He began his career at Coopers and Lybrand and at Limited Brands. He received a Bachelor of Science degree in Accounting from Miami University (Ohio).
Mr. Johnson will receive compensation as a non-employee director of the Company as described in the Company’s 2025 Proxy Statement on Schedule 14A, filed April 10, 2025 (the “Proxy Statement”).
In connection with his election to the Board, the Company will enter into an indemnification agreement with Mr. Johnson. A copy of the form of indemnification agreement is filed as Exhibit 10.13 to Driven Brands Holdings Inc.’s Registration Statement on Form S-1, filed December 22, 2020 and is incorporated herein by reference. For a description of this indemnification agreement, see the Proxy Statement.
There are no arrangements or understandings between Mr. Johnson and any other person pursuant to which he is being appointed as a director of the Company. There are no family relationships between Mr. Johnson and any other director or executive officer of the Company, and no transactions involving Mr. Johnson that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release announcing that the Board had appointed Mr. Johnson to serve on the Board. A copy of the press release announcing these elections is being furnished with this report and is incorporated herein by reference.
Note: The information provided pursuant to Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Form of Indemnification Agreement by and among Driven Brands Holdings Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.13 to Driven Brands Holdings Inc.s’ Registration Statement on Form S-1, filed December 22, 2020).

99.1	Press Release dated December 22, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: December 22, 2025	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer